                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

         |_|      Preliminary Proxy Statement

         |_|      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         |X|      Definitive Proxy Statement

         |_|      Definitive Additional Materials

         |_|      Soliciting Material Under Rule 14a-12

                               NOVOSTE CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange  Act Rule 0-11 (set  forth the  amount on which the  filing  fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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         |_|      Fee paid previously with preliminary materials:

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         |_|      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

                             STEEL PARTNERS II, L.P.

                                February 7, 2006

Fellow Shareholders:

         The attached  proxy  statement  and the  enclosed  GREEN proxy card are being furnished to you, the  shareholders of Novoste  Corporation  ("Novoste" or the "Company"), in connection with the solicitation of proxies by Steel Partners
II,  L.P.  ("Steel  Partners"  or  "we")  for  use at  the  special  meeting  of shareholders of Novoste,  and at any adjournments or postponements  thereof (the
"Special  Meeting"),  in  opposition  to the  proposed  liquidation  of Novoste.
Pursuant to the attached proxy statement, we are soliciting proxies from holders of shares of Novoste  common  stock to vote  AGAINST the proposal of the Novoste
Board to adopt a plan of dissolution pursuant to which Novoste will be dissolved and liquidated and AGAINST the related  proposal to adjourn the Special  Meeting to permit  further  solicitation  of proxies  with  respect to the  proposal  to approve  and adopt  the plan of  dissolution  and to  approve  the  transactions contemplated thereby.

         In  addition  to  the  proposals  in the  Novoste  proxy  statement  to liquidate (proposal 3 in the Novoste proxy statement) and to adjourn the Special
Meeting to permit further  solicitation  of proxies with respect to the proposal to liquidate  (proposal 6 in the Novoste proxy statement),  the Novoste Board is soliciting proxies from holders of shares of Novoste common stock to approve the following four proposals, FIRST, a proposal to approve the sale of substantially all of the assets of the Company's vascular brachytherapy (VBT) business to Best
Vascular,  Inc.  pursuant to an amended and restated  asset  purchase  agreement
(proposal 1 in the Novoste proxy  statement),  SECOND, a proposal to approve the change of the Company's name from "Novoste  Corporation"  to "NOVT  Corporation"
upon  completion  of the VBT asset  sale  transaction  (or,  if that name is not available in Florida,  to "NVTE  Corporation")  (proposal 2 in the Novoste proxy statement), FOURTH, a proposal to approve the amendment of the Company's amended and  restated  articles of  incorporation  and its fourth  amended and  restated
bylaws to reduce the minimum size of the Company's  board of directors  from six to three  persons  (proposal 4 in the Novoste  proxy  statement),  and FIFTH,  a proposal  to adjourn  the  Special  Meeting to permit  further  solicitation  of proxies  with  respect to the  proposal  to approve  the asset sale  transaction
(proposal 5 in the Novoste  proxy  statement).  Pursuant to the  attached  proxy statement,  we are also  soliciting  proxies  from  holders of shares of Novoste common stock on these four  proposals.  We do not object to these four proposals and anticipate voting our shares in favor of these proposals.

         The Special  Meeting  will be held on  Tuesday,  March 7, 2006 at 10:00
a.m.,  local time, at the Atlanta  Marriott  Gwinnett Place,  1775 Pleasant Hill
Road, Duluth, Georgia.

         We urge you to  carefully  consider  the  information  contained in the attached  proxy  statement  and then support our efforts by signing,  dating and returning the enclosed GREEN proxy card today.  The attached proxy statement and the enclosed GREEN proxy card are first being  furnished to the  shareholders on or about February 7, 2006.

         If you have already voted for  management's  proposals  relating to the plan of  dissolution  pursuant to which Novoste will be dissolved and liquidated and the  related  proposal  to adjourn  the  Special  Meeting to permit  further solicitation  of proxies  with  respect to the proposal to approve and adopt the plan of  dissolution,  you have every right to change your vote by either voting in person at the  Special  Meeting or by signing,  dating and  returning a later dated  proxy  card  either  directly  to  Steel  Partners  in care of  MacKenzie
Partners,  Inc. at the address set forth on the back cover of the attached proxy statement,  or to Novoste with a photostatic  copy to Steel  Partners in care of
MacKenzie  Partners,  Inc.  at the  address  set forth on the back  cover of the attached proxy statement.

                                       -1-

         If you have any  questions  or require any  assistance  with your vote, please contact MacKenzie Partners, Inc., which is assisting us, at their address and toll-free numbers listed below.

         We have  requested  that  Novoste  call a  second  special  meeting  of shareholders  for the  following  purposes:  (i) to remove  all of the  existing directors  serving on the Novoste Board of Directors at the time of such special meeting,  without  cause and (ii) to elect  Steel  Partners'  slate of  director nominees,  Jack Howard, John Quicke, James Henderson,  Joshua Schechter,  Harvey
Bazaar and Leonard  Toboroff.  Steel  Partners had also  requested  the Board of
Directors of Novoste to submit  Steel  Partners'  proposals  for business at the
Special  Meeting in order to spare  Novoste  and its  shareholders  the time and expense of holding  two  meetings.  This  request  was  denied and  Novoste  has announced that it has scheduled a special meeting of its  shareholders for April
13, 2006 to consider these other  proposals.  Novoste has fixed February 2, 2006 as the record date for the  determination of shareholders  entitled to notice of and  to  vote  at  this  other  special  meeting  and at  all  postponements  or adjournments thereof.

                           Thank you for your support,

                           Warren G. Lichtenstein
                           Steel Partners II, L.P.

--------------------------------------------------------------------------------

 IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GREEN PROXY CARD,
    OR NEED ADDITIONAL COPIES OF STEEL PARTNERS' PROXY MATERIALS, PLEASE CALL
              MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.

                            MACKENZIE PARTNERS, INC.
                               105 Madison Avenue
                               New York, NY 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (Call Collect)
                                       or
                            TOLL-FREE (800) 322-2885

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                                       -2-

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               NOVOSTE CORPORATION

                            -------------------------

                                 PROXY STATEMENT
                                       OF
                             STEEL PARTNERS II, L.P.

                            -------------------------

         PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

         Steel  Partners II, L.P.  ("Steel  Partners" or "we") is the beneficial owner of an aggregate of 639,914 shares of common stock of Novoste  Corporation, a Florida corporation ("Novoste" or the "Company"),  representing  approximately
15.7% of the outstanding common stock of the Company.  Steel Partners is writing to you in connection  with the proposal to adopt a plan of dissolution  pursuant to which Novoste will be dissolved and liquidated (the "Liquidation"). The Board of Directors of Novoste (the "Novoste Board") has scheduled a special meeting of shareholders  for the purpose of approving  the  Liquidation  and other  related proposals (the "Special  Meeting").  The Special Meeting is scheduled to be held on Tuesday,  March 7, 2006 at 10:00 a.m.,  local time,  at the Atlanta  Marriott
Gwinnett Place, 1775 Pleasant Hill Road,  Duluth,  Georgia.  Steel Partners does not believe the  Liquidation  is in the best interests of the  shareholders  and should not be approved and is therefore soliciting proxies from the shareholders of Novoste AGAINST the Liquidation  proposal and AGAINST the related proposal to adjourn the Special  Meeting  (the  "Liquidation  Vote  Adjournment")  to permit further  solicitation  of proxies  with  respect to the  proposal to approve and adopt the plan of dissolution.

         Steel Partners, Steel Partners,  L.L.C., and Warren G. Lichtenstein are
members  of a group (the  "Group")  and are  deemed  participants  in this proxy solicitation.  See "Other Participant Information." This Proxy Statement and the
GREEN proxy card are first being furnished to Novoste's shareholders on or about
February 7, 2006.

         Novoste has set the record date for determining  shareholders  entitled to notice of and to vote at the Special Meeting as January 27, 2006 (the "Record
Date").  The  principal  executive  offices  of  Novoste  are  located  at  4350
International Boulevard,  Norcross, Georgia 30093. Shareholders of record at the close of  business  on the Record  Date will be  entitled to vote at the Special
Meeting.  As of the Record Date,  there were 4,083,721  shares  outstanding  and entitled to vote at the Special Meeting,  which is the total number of shares of common  stock,  $.01  par  value  per  share  (the  "Shares"),  reported  to  be outstanding  by the  Company,  after  giving  effect  to the  Company's  reverse one-for-four  stock  split on  November 4, 2005.  As of the Record  Date,  Steel
Partners,  along with all of the  participants  in this  solicitation,  were the
beneficial   owners  of  an  aggregate  of  608,301  Shares,   which  represents
approximately  14.9% of the Shares  outstanding.  All of the Shares beneficially owned by Steel  Partners as of the Record Date may be voted by Steel Partners at the Special Meeting.  The participants in this solicitation  intend to vote such
Shares  AGAINST  the  Company's  Liquidation  proposal,  AGAINST  the  Company's
Liquidation Vote Adjournment Proposal and FOR the other four proposals.

THIS SOLICITATION IS BEING MADE BY STEEL PARTNERS AND NOT ON BEHALF OF THE BOARD
OF DIRECTORS OR MANAGEMENT OF NOVOSTE.  STEEL PARTNERS IS NOT AWARE OF ANY OTHER
MATTERS TO BE BROUGHT BEFORE THE SPECIAL  MEETING.  SHOULD OTHER MATTERS,  WHICH
STEEL PARTNERS IS NOT AWARE OF A REASONABLE  TIME BEFORE THIS  SOLICITATION,  BE
BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED
GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

STEEL PARTNERS  URGES YOU TO SIGN,  DATE AND RETURN THE GREEN PROXY CARD AGAINST
THE LIQUIDATION PROPOSAL AND AGAINST THE LIQUIDATION VOTE ADJOURNMENT PROPOSAL.

                                        -3-

IF YOU HAVE ALREADY SENT A PROXY CARD  FURNISHED  BY NOVOSTE  MANAGEMENT  TO THE
NOVOSTE  BOARD,  YOU MAY REVOKE  THAT  PROXY AND VOTE  AGAINST  THE  LIQUIDATION
PROPOSAL  AND  AGAINST THE  LIQUIDATION  VOTE  ADJOURNMENT  PROPOSAL BY SIGNING,
DATING AND  RETURNING THE ENCLOSED  GREEN PROXY CARD.  THE LATEST DATED PROXY IS
THE ONLY ONE THAT  COUNTS.  ANY PROXY MAY BE  REVOKED  AT ANY TIME  PRIOR TO THE
SPECIAL  MEETING BY  DELIVERING A WRITTEN  NOTICE OF REVOCATION OR A LATER DATED
PROXY FOR THE  SPECIAL  MEETING OR BY VOTING IN PERSON AT THE  SPECIAL  MEETING.
ALTHOUGH A REVOCATION  IS EFFECTIVE  IF  DELIVERED  TO NOVOSTE,  STEEL  PARTNERS
REQUESTS THAT EITHER THE ORIGINAL OR  PHOTOSTATIC  COPIES OF ALL  REVOCATIONS BE
MAILED TO STEEL PARTNERS IN CARE OF MACKENZIE PARTNERS,  INC. AT THE ADDRESS SET
FORTH ON THE BACK COVER OF THIS PROXY STATEMENT.

                                      -4-

                                    IMPORTANT

        YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
STEEL PARTNERS URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD
TODAY TO VOTE  AGAINST  THE  COMPANY'S  LIQUIDATION  PROPOSAL  AND  AGAINST  THE
COMPANY'S LIQUIDATION VOTE ADJOURNMENT PROPOSAL.

         Steel  Partners  does not believe that the  Liquidation  is in the best interest of the Company's shareholders. A vote AGAINST the Company's Liquidation proposal  will  enable you - as the owners of Novoste - to send a message to the
Novoste Board that you are committed to maximizing the value of your Shares.

o        If your Shares are  registered  in your own name,  please sign and date the  enclosed  GREEN  proxy card and return it to Steel  Partners,  c/o
         MacKenzie Partners, Inc., in the enclosed envelope today.

o        If any of your Shares are held in the name of a brokerage  firm,  bank, bank nominee or other  institution on the Record Date, only it can vote such  Shares  and only  upon  receipt  of your  specific  instructions.
         Accordingly, please contact the person responsible for your account and instruct  that  person to execute on your  behalf the GREEN proxy card.
         Steel Partners urges you to confirm your instructions in writing to the person  responsible  for your  account  and to  provide  a copy of such instructions to Steel Partners,  c/o MacKenzie  Partners,  Inc., who is
         assisting in this  solicitation,  at the address and telephone  numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

                 If you have any questions regarding your proxy,
             or need assistance in voting your Shares, please call:

                            MACKENZIE PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           proxy@mackenziepartners.com

                                       or
                          CALL TOLL FREE (800) 322-2885

                                      -5-

                    PROPOSAL TO ADOPT PLAN OF DISSOLUTION AND
                       DISSOLVE AND LIQUIDATE THE COMPANY

                 (PROPOSAL NO. 3 IN THE NOVOSTE PROXY STATEMENT)

         You are being  asked by Novoste  to  approve a  proposal  ("Liquidation
Proposal")  to adopt a plan of  dissolution  pursuant to which  Novoste  will be
dissolved  and  liquidated.   The  Liquidation  cannot  be  consummated  without
shareholder  approval  of the plan of  dissolution.  For the  reasons  discussed below, we oppose the Liquidation  Proposal.  To that end, we are soliciting your proxy to vote AGAINST the Liquidation Proposal.

                REASONS TO VOTE AGAINST THE LIQUIDATION PROPOSAL

         The following is a summary of what we believe to be the consequences of
the  proposed  Liquidation.   They  are  the  primary  reasons  why  we  believe
shareholders should vote AGAINST the Liquidation Proposal.

         WE URGE YOU TO DEMONSTRATE YOUR OPPOSITION TO THE LIQUIDATION  PROPOSAL
AND SEND A MESSAGE TO THE NOVOSTE BOARD THAT THE PROPOSED  LIQUIDATION IS NOT IN
THE BEST  INTEREST OF THE  SHAREHOLDERS  BY SIGNING,  DATING AND  RETURNING  THE
ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.

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WE BELIEVE  THE  LIQUIDATION  PROPOSAL IS NOT IN THE BEST  INTERESTS  OF NOVOSTE
SHAREHOLDERS   AS  IT  WILL   EXTINGUISH   THE  COMPANY'S  NET  OPERATING   LOSS
CARRYFORWARDS.   Novoste  has  a  significant   amount  of  net  operating  loss
carryforwards  which will all be extinguished in the event the Company  proceeds with the Liquidation. We believe a public company with significant net operating loss carryforwards, such as Novoste, may represent a valuable investment vehicle to companies  with taxable  income that wish to reduce their tax  liability.  We believe that this  potentially  valuable asset should not be  extinguished  as a result of the Liquidation.

WE BELIEVE  THERE IS  SIGNIFICANT  POTENTIAL  VALUE TO  SHAREHOLDERS  IN NOVOSTE
REMAINING A PUBLIC COMPANY.  We believe that shareholder value will be maximized through maintaining Novoste as a public company.  There are significant benefits to remaining a public company as set forth in greater detail herein.  We believe that maintaining  Novoste's  status as a public reporting  company will preserve maximum flexibility for the Company in considering future opportunities.

WE BELIEVE MANAGEMENT'S METHOD OF LIQUIDATION MAY UNNECESSARILY  DEPLETE COMPANY
ASSETS.  While we clearly do not  believe  that the  Liquidation  is in the best interests  of  shareholders,  even if one were to proceed,  we believe  that the method of liquidation  proposed by the Novoste Board may  unnecessarily  deplete
Company  assets and divert a greater amount of the proceeds of those assets from shareholders to the liquidation  trustee. We do not believe the Company's assets should be put into a liquidating trust supervised by a corporate trustee.

WE BELIEVE THAT THERE ARE POTENTIALLY MORE FAVORABLE STRATEGIC OPPORTUNITIES FOR
NOVOSTE THAN THE PROPOSED LIQUIDATION.  We do not agree with the Novoste Board's assertion  that there is no definitive or clear  alternative  that would provide the opportunity for the  shareholders to receive value for their Shares.  On the contrary,  we  believe  that  there are  potentially  more  favorable  strategic opportunities,  especially  after the sale of the VBT  business.  If the sale is consummated,  the Company will have a  significant  NOL  carryforward,  publicly traded  securities and will likely have no  operations,  making it an attractive merger candidate for a privately held operating company with taxable income that wishes to reduce its tax liability and obtain public company status.  We believe that this and other business  transactions  should be actively  investigated  in light of the  potential  sale of the  Company's VBT business and it is therefore premature for the Board to conclude that there are no other viable alternatives.
--------------------------------------------------------------------------------

                                      -6-

       WE BELIEVE THE LIQUIDATION PROPOSAL IS NOT IN THE BEST INTERESTS OF
   NOVOSTE SHAREHOLDERS AS IT WILL EXTINGUISH THE COMPANY'S NET OPERATING LOSS
                                  CARRYFORWARDS

         Novoste has reported that as of December 31, 2004, it had approximately
$63,019,000 of net operating loss carryforwards  ("NOL  carryforwards") for U.S.
federal  income tax  purposes.  This  estimate  was later  updated by Novoste to
$58,475,000.  Such  losses  expire in 2007  through  2024.  In  addition,  as of
December 31, 2004,  it had  approximately  $14,323,000  of foreign net operating losses related to its European subsidiaries.  Additionally, it has approximately
$3,142,000 in research and development (R&D) tax credits that expire in 2008 through 2024 unless  utilized  earlier.  Since  December  31, 2004,  Novoste has incurred  additional  losses, and the NOL carryforwards have only grown from the amounts  reported by the Company as of December 31, 2004. The NOL  carryforwards will be extinguished in the event the Company proceeds with the Liquidation.

         The  amount of NOL  carryforwards  had  previously  been  significantly larger,  but the Company  disclosed  that it had discovered in 2003 that certain events  had  occurred  which  limited  the  use of  the  greater  amount  of NOL carryforwards. As a consequence of these events, approximately two-thirds of the
Company's  original NOL  carryforwards  will expire  unused.  Regardless of this mishap, over $58 million of NOL carryforwards remain.

         The NOL  carryforwards  and R&D tax credits are available to offset future income taxes payable,  if any. It is widely  recognized and  acknowledged that  NOL  carryforwards  are of  significant  value  to a  company.  While  NOL carryforwards  are not the same as hard assets such as inventory  or  equipment, they are a real and valuable  company  asset which we believe  directors  have a fiduciary  duty to protect and  preserve.  The ability to offset  future  income taxes  payable  provides the Company with  tremendous  flexibility  in examining opportunities  which may develop,  and positioning the Company to take advantage of  opportunities  which  may  arise.  Generally  speaking,  the  Company's  NOL carryforwards  will be available to offset future  taxable income of the Company and will be  advantageous  in the case where the Company  acquires an  operating business with positive taxable income. Certain limitations in the use of the NOL carryforwards  will apply in the case of an  "ownership  change",  namely,  a 50 percent change in ownership by "5-percent shareholders" over a moving three-year period. The annual NOL carryforward limitation will ordinarily equal the product of (a) the fair market value of the loss corporation,  generally the fair market value of its shares (reduced,  in certain cases, by the fair market value of the loss corporation's nonbusiness assets, if such assets are substantial),  and (b)
the long-term  tax-exempt rate (currently 4.4%). Further limitations apply where the loss  corporation  discontinues  its historical  business  within a two-year period after an ownership change.  Ideally, the acquisition by the Company of an operating business, through a purchase or otherwise, would be structured in such a way as to minimize the application of these limitations.  While we do not have a specific  transaction to suggest at this time, we believe it is incumbent upon the  management  and the  Novoste  Board  to  search  tirelessly  for  available opportunities,  and to preserve the NOL carryforwards  until such an opportunity is found.

         While the use of the full NOL carryforwards  may not be available,  any
NOL   carryforwards,   particularly   in  the  Company's   case  where  the  NOL
carryforwards are over $58 million,  are a valuable and real asset which will be destroyed  in a  liquidation.  We believe  that the Novoste  Board has failed to defend shareholder interests by not only allowing but actually supporting  the destruction  of this valuable  corporate  asset.  We believe a proposal like the
Liquidation  Proposal where the NOL  carryforwards are destroyed with no benefit is no different than destroying valuable inventory.  Rather, protections must be implemented to prevent any further  deterioration of this valuable asset, and to preserve it for the benefit of all shareholders.

     WE BELIEVE THAT THERE IS SIGNIFICANT POTENTIAL VALUE TO SHAREHOLDERS IN
                       NOVOSTE REMAINING A PUBLIC COMPANY

         We  believe  that  shareholder  interests  will  be  maximized  through maintaining  Novoste as a public  company.  There are  significant  benefits  to remaining a public company such as increased liquidity of company stock, greater access to capital  markets and the ability to acquire  other  companies  through stock transactions. Particularly in the case of Novoste where it has significant
NOL  carryforwards,  remaining a public company presents a great deal of options to maximize  shareholder value such as merging with a private company seeking to reduce its tax  liability  and obtain  public  company  status.  We believe that

                                      -7-

Novoste will be a more attractive  partner as a public company,  and it would be detrimental  to  shareholders  for the  Novoste  Board  to  seek to  voluntarily surrender this potential  benefit.  This is another example of the Novoste Board pursuing a course that fails to fully utilize and value a corporate asset.

         WE BELIEVE MANAGEMENT'S METHOD OF LIQUIDATION MAY UNNECESSARILY
                             DEPLETE COMPANY ASSETS

         While we clearly do not  believe  that the  Liquidation  is in the best interests  of  shareholders,  even if one were to proceed,  we believe  that the method of liquidation  proposed by the Novoste Board may  unnecessarily  deplete
Company  assets and divert a greater  part of the  proceeds of those assets from shareholders to the liquidation  trustee.  Novoste's proxy statement states that if deemed  advisable  by the  Novoste  Board for any reason,  the  Company  may, following  dissolution,  transfer  its  assets  to a trust  established  for the benefit of shareholders,  subject to the claims of creditors.  Thereafter, these assets will be sold or  distributed  on terms  approved  by the  trustees of the trust.  The plan of dissolution  will authorize the Novoste Board to appoint one or more trustees of the  liquidating  trust and to cause Novoste to enter into a liquidating  trust agreement with the trustee(s) on such terms and conditions as may be approved by the Novoste Board.  The Novoste proxy  statement  states that shareholder approval of the plan of dissolution will also constitute approval of any such appointment and any liquidating trust agreement.

         We  believe  that in many  cases  professional  trustees  do a poor job protecting  shareholders'  interests and we are  concerned  that proceeds of the
Liquidation  would not be  efficiently  distributed  to  shareholders  under the supervision  of a trustee.  We do not believe  that it is  advisable to give the
Novoste Board carte blanche to proceed in this manner. While we believe that the
Liquidation is inadvisable,  if a liquidation were to occur, we believe that the method chosen by the Novoste  Board,  where all of the  Company's  assets may be
transferred  into  a  liquidating  trust  would  be  unnecessarily   costly  and
inefficient.

         WE BELIEVE THAT THERE ARE POTENTIALLY MORE FAVORABLE STRATEGIC
             OPPORTUNITIES FOR NOVOSTE THAN THE PROPOSED LIQUIDATION

         Several  months ago the Novoste  Board  proceeded  forward with what we believe was an ill-advised  transaction to merge with ONI Medical Systems. Prior to the shareholder meeting to approve that transaction,  we informed the Novoste
Board that we believed  that ONI  Medical  Systems  was a poorly  chosen  merger candidate.  We held this view as ONI  Medical  Systems  had  incurred  operating losses since its inception,  had an extremely limited operating history, and its
2004 audit report  contained an  explanatory  paragraph  expressing  substantial doubt about its ability to continue as a going concern. Accordingly, we informed the Novoste Board that we intended to vote all of our shares,  then representing
14.9%  of the  outstanding  Shares,  against  the  ONI  Medical  Systems  merger transaction. The Company's stock price also precipitously dropped as a result of this  announced  transaction.  We were  against the ONI Medical  Systems  merger because we believed,  among other things,  that the ONI Medical  Systems  merger provided  no  benefits or upside to the  Company's  shareholders,  that it would result in a  substantial  and  immediate  dilution of existing  voting power and equity interests of the Company,  that it would  effectively cede control of the
Company  to the  entity  which  controls  ONI  Medical  Systems,  that it  would significantly  increase the risks to the Company and its shareholders,  and that the ONI Medical Systems merger transaction had significant costs.

         In Novoste's proxy statement management refers to the prior shareholder lack of  approval  of the ONI  Medical  Systems  merger as an example of how the
Novoste Board tried to obtain another business, but could not. We do not believe that Novoste should now abandon the prospect of merging with another company. We believe that a merger with the right company on terms favorable to the Company's shareholders  would maximize  shareholder  value. We together with a majority of
Novoste's  shareholders voted down the ONI Medical Systems as ONI was not a good merger candidate and the terms were not favorable to Novoste shareholders. We do not believe,  however, that the failure of the ill-advised attempted ONI Medical
Systems merger means that there is no other suitable  business  opportunity  for
Novoste.

         In Novoste's proxy statement management also states that it believes no reasonable business alternatives to the Liquidation currently exist for Novoste.
We do not understand how the Novoste Board reached this conclusion.  The Company has  disclosed  that it went  through a search  process  to select  ONI  Medical
Systems as a merger partner.  As previously  stated,  we believe that this was a

                                      -8-

poor merger partner,  and we communicated this belief to the Company early on in the process. A failed search process carried out some time ago does not indicate that there are no viable business alternatives.  We find it hard to believe that the Novoste Board is suggesting that there currently are no reasonable  business alternatives  and we have seen no evidence  that the Novoste  Board has actively considered  the full range of options  available to the Company upon the sale of its VBT business.  Following the sale of the Company's VBT business, the Company will remain a public company with significant NOL carryforwards, publicly traded securities  and likely will have no operations,  making it an attractive  merger candidate for a privately held operating company with taxable income that wishes to reduce its tax liability and obtain public company  status.  Accordingly,  we believe that there are reasonable business alternatives to be pursued,  although the current Novoste Board may not be the right board to pursue the alternatives.

STEEL PARTNERS IS DETERMINED TO STOP THE PROPOSED LIQUIDATION. OUR OPPOSITION IS
BASED ON OUR FIRM  COMMITMENT TO SHAREHOLDER  VALUE AND OUR FIRM BELIEF THAT THE
PROPOSED  LIQUIDATION IS NOT IN THE BEST INTERESTS OF NOVOSTE  SHAREHOLDERS.  WE
THEREFORE URGE YOU TO VOTE YOUR GREEN PROXY AGAINST THE LIQUIDATION PROPOSAL.

   PROPOSAL TO ADJOURN THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF
                PROXIES WITH RESPECT TO THE LIQUIDATION PROPOSAL

                 (PROPOSAL NO. 6 IN THE NOVOSTE PROXY STATEMENT)

         You are being asked by Novoste to approve a proposal ("Liquidation Vote
Adjournment  Proposal")  to  adjourn  the  Special  Meeting  to  permit  further solicitation  of proxies  with  respect  to the  Liquidation  Proposal.  For the reasons discussed above, we oppose the Liquidation Proposal. To that end, we are soliciting your proxy to vote AGAINST the Liquidation Vote Adjournment Proposal.

STEEL PARTNERS IS DETERMINED TO STOP THE LIQUIDATION VOTE ADJOURNMENT  PROPOSAL.
OUR OPPOSITION IS BASED ON OUR FIRM COMMITMENT TO SHAREHOLDER VALUE AND OUR FIRM
BELIEF  THAT  THE  LIQUIDATION  VOTE  ADJOURNMENT  PROPOSAL  IS NOT IN THE  BEST
INTERESTS  OF NOVOSTE  SHAREHOLDERS.  WE  THEREFORE  URGE YOU TO VOTE YOUR GREEN
PROXY AGAINST THE LIQUIDATION VOTE ADJOURNMENT PROPOSAL.

                                      -9-

             PROPOSAL TO APPROVE ASSET SALE TRANSACTION PURSUANT TO
                  AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

                   (PROPOSAL NO. 1 IN THE NOVOSTE PROXY STATEMENT)

         You are being  asked by the  Novoste  Board to  approve a  proposal  to approve  the  proposed  asset  sale  transaction  set forth in the  amended  and restated  asset  purchase  agreement,  dated as of October 12, 2005,  as amended pursuant to amendment no. 1 to amended and restated  asset  purchase  agreement, dated as of November 30, 2005, and as further amended  pursuant to amendment no.
2 to amended and  restated  asset  purchase  agreement,  dated as of January 27,
2006,  among Novoste,  Best  Vascular,  Inc., a Delaware  corporation,  and Best
Medical International,  Inc., a Virginia corporation,  pursuant to which Novoste will sell substantially all of the assets related to its vascular  brachytherapy
(VBT)  business  to Best  Vascular  in exchange  for the  assumption  of certain
liabilities   related  to  the  VBT  business  by  Best  Vascular  ("Asset  Sale
Proposal"). We support the proposed asset sale transaction. We anticipate voting in favor of the Asset Sale Proposal.

     STEEL PARTNERS DOES NOT OBJECT TO THE PROPOSAL TO APPROVE THE PROPOSED
                            ASSET SALE TRANSACTION.

        PROPOSAL TO APPROVE AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
        INCORPORATION TO CHANGE NAME FROM "NOVOSTE CORPORATION" TO "NOVT
                                  CORPORATION"

                   (PROPOSAL NO. 2 IN THE NOVOSTE PROXY STATEMENT)

         You are being  asked by the  Novoste  Board to  approve a  proposal  to approve an amendment to Novoste's amended and restated articles of incorporation to  change  the  name  of  the  Company  from  "Novoste  Corporation"  to  "NOVT
Corporation"  (or,  if  that  name  is  not  available  in  Florida,   to  "NVTE
Corporation")("Name Change Proposal"). According to the Novoste proxy statement, the amended and restated  asset  purchase  agreement with Best Vascular and Best
Medical International contemplates that at the closing of the transaction,  Best
Vascular  will  acquire  substantially  all of the assets of the  Company's  VBT business,  including the rights to use the name "Novoste".  The full text of the proposed  amendment  is set forth in the Novoste  proxy  statement.  The Novoste proxy statement states that although the Novoste Board is asking for shareholder approval of this proposal,  if for any reason the asset sale  transaction is not completed,  this  proposal  will not be  implemented.  We support  the  proposed amendment to the amended and restated articles of incorporation and related name change. We anticipate voting in favor of the Name Change Proposal.

         STEEL  PARTNERS  DOES NOT  OBJECT TO THE  PROPOSAL  TO AMEND  NOVOSTE'S
AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
FROM  "NOVOSTE  CORPORATION"  TO "NOVT  CORPORATION"  (OR,  IF THAT  NAME IS NOT
AVAILABLE IN FLORIDA, TO "NVTE CORPORATION").

       PROPOSAL TO APPROVE AMENDMENTS TO AMENDED AND RESTATED ARTICLES OF
             INCORPORATION AND FOURTH AMENDED AND RESTATED BYLAWS TO
           REDUCE MINIMUM SIZE OF BOARD OF DIRECTORS TO THREE PERSONS

                   (PROPOSAL NO. 4 IN THE NOVOSTE PROXY STATEMENT)

         You are being  asked by the  Novoste  Board to  approve a  proposal  to approve an amendment to Novoste's amended and restated articles of incorporation and its  fourth  amended  and  restated  bylaws to reduce  the  minimum  size of
Novoste's  board of directors  from six to three  persons  ("Minimum  Board Size
Proposal").  The full text of the proposed amendment is set forth in the Novoste proxy statement.  We support the proposed amendment and related reduction in the minimum size of the board of directors to three persons. We anticipate voting in favor of the Minimum Board Size Proposal.

         STEEL  PARTNERS  DOES NOT  OBJECT TO THE  PROPOSAL  TO AMEND  NOVOSTE'S
AMENDED  AND  RESTATED  ARTICLES  OF  INCORPORATION  AND ITS FOURTH  AMENDED AND
RESTATED  BYLAWS TO REDUCE THE MINIMUM SIZE OF NOVOSTE'S BOARD OF DIRECTORS FROM
SIX TO THREE PERSONS.

                                      -10-

   PROPOSAL TO ADJOURN THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF
                  PROXIES WITH RESPECT TO ASSET SALE PROPOSAL

                 (PROPOSAL NO. 5 IN THE NOVOSTE PROXY STATEMENT)

         You are being asked by the Novoste Board to approve a proposal  ("Asset
Sale Vote  Adjournment  Proposal")  to  adjourn  the  Special  Meeting to permit further  solicitation  of proxies  with  respect to the  proposal to approve the
Asset Sale Proposal.  We support the proposed asset sale transaction and to that end we support the Asset Sale Vote Adjournment Proposal. We anticipate voting in favor of the Asset Sale Vote Adjournment Proposal.

         STEEL  PARTNERS  DOES NOT OBJECT TO THE PROPOSAL TO ADJOURN THE SPECIAL
MEETING TO PERMIT FURTHER  SOLICITATION  OF PROXIES WITH RESPECT TO THE PROPOSAL
TO APPROVE THE ASSET SALE TRANSACTION.

                                      -11-

             CERTAIN INFORMATION REGARDING THE PROPOSED LIQUIDATION

         The Novoste Board  unanimously  approved the proposed  liquidation  and
plan  of  dissolution  on  November  14,  2005,   subject  to  the  approval  of
shareholders at the Special Meeting.  The plan of dissolution provides that upon its approval by the Company's  shareholders,  the Novoste Board, without further action by the shareholders, may:

         o        dissolve the Company,

         o        liquidate its assets,

         o        pay, or provide for the  payment  of, any  remaining,  legally enforceable obligations of the Company, and

         o        distribute any remaining assets to the shareholders.

         The plan of dissolution  and the dissolution and liquidation of Novoste pursuant thereto would be implemented either after the asset sale transaction is completed or after the completion of the wind down of the VBT business.

         Uncertainties  as to the precise net value of the Company's  assets and the ultimate amount of the Company's  liabilities  make it impossible to predict the aggregate net amounts that will ultimately be available for  distribution to shareholders or the timing of any such distribution.

         If deemed  advisable by the Novoste  Board for any reason,  the Company may,  following  dissolution,  transfer any of its assets to a trust established for the benefit of shareholders, subject to the claims of creditors. Thereafter, these assets will be sold or distributed on terms approved by the trustees.  The
Novoste Board is  authorized to appoint one or more trustees of the  liquidating trust and to cause the Company to enter into a liquidating  trust agreement with the  trustee(s)  on such terms and  conditions as may be approved by the Novoste
Board.  Shareholder  approval of the plan of  dissolution  will also  constitute approval of any such appointment and any liquidating trust agreement.

         The  foregoing  description  is not  complete  and is  qualified in its entirety  by  reference  to the full  text of the plan of  dissolution  which is attached to the Novoste proxy statement as well as other information  concerning the Liquidation Proposal set forth in the Novoste proxy statement.

                                      -12-

                           VOTING AND PROXY PROCEDURES

         Only  shareholders  of record on the Record  Date will be  entitled  to notice of and to vote at the  Special  Meeting.  Each Share is  entitled  to one vote.  Shareholders  who sold Shares  before the Record  Date (or  acquire  them without  voting  rights  after  the  Record  Date)  may not  vote  such  Shares.
Shareholders  of record on the Record Date will retain  their  voting  rights in connection  with the Special  Meeting  even if they sell such  Shares  after the
Record Date. Based on publicly  available  information,  Steel Partners believes that the only outstanding class of securities of Novoste entitled to vote at the
Special Meeting is the Shares.

         Shares represented by properly executed GREEN proxy cards will be voted at the Special  Meeting as marked and, in the absence of specific  instructions, will be voted AGAINST the Liquidation  Proposal,  AGAINST the  Liquidation  Vote
Adjournment Proposal, FOR the Asset Sale Proposal, FOR the Name Change Proposal,
FOR the  Minimum  Board  Size  Proposal,  FOR the Asset  Sale  Vote  Adjournment
Proposal,  and in the  discretion of the persons named as proxies,  on all other matters as may properly come before the Special Meeting.

QUORUM

         In order to conduct any business at the Special Meeting,  a quorum must be present in person or  represented by valid  proxies.  A quorum  consists of a majority of the Shares. All Shares that are voted "FOR",  "AGAINST" or "ABSTAIN"
on any  matter  will count for  purposes  of  establishing  a quorum and will be treated as Shares entitled to vote at the Special Meeting (the "Votes Present").

VOTES REQUIRED FOR APPROVAL

         Approval of the Liquidation  Proposal,  Proposal 3 in the Novoste proxy statement,  and approval of the Asset Sale  Proposal,  Proposal 1 in the Novoste
proxy statement, in each case requires the affirmative vote of a majority of the
Shares. As a result,  Shares  represented at the Special Meeting that are marked
"ABSTAIN" and Shares not represented at the Special Meeting,  will have the same effect as votes AGAINST these proposals.

         Approval of each of the Name Change  Proposal,  the Minimum  Board Size
Proposal,  the Liquidation  Vote Adjournment  Proposal,  and the Asset Sale Vote
Adjournment  Proposal  (Proposals 2, 4, 5 and 6 in the Novoste proxy  statement)
requires  that the  number  of votes  cast by the  shareholders  at the  Special
Meeting in favor of the  applicable  proposal  exceeds  the number of votes cast against  such  proposal.  As a  result,  only  shares  that are  voted  "FOR" or
"AGAINST"  the  proposal  will be counted  towards the vote  requirement.  Thus,
Shares  represented at the Special Meeting that are marked "ABSTAIN" will not be counted towards the vote requirement.  Additionally,  if you do not complete and return a proxy  card and do not vote in  person,  there will be no effect on the outcome of the vote on either proposal.

         Shareholders  may cast their votes by marking the ballot at the Special
Meeting or by specific  voting  instructions  sent with a signed proxy to either
Steel Partners in care of MacKenzie  Partners,  Inc. at the address set forth on the back cover of this  Proxy  Statement  or to  Novoste  at 4350  International
Boulevard, Norcross, Georgia 30093 or any other address provided by Novoste.

                                      -13-

ABSTENTIONS

         Abstentions  will count as Votes Present for the purpose of determining whether a quorum is  present.  Abstentions  will not be counted as votes cast on any proposal set forth in this Proxy  Statement.  Accordingly,  abstentions will have the effect of a vote  against the  Liquidation  Proposal and the Asset Sale
Proposal,  Proposals 3 and 1 in the Novoste  proxy  statement,  and will have no effect on the outcome of voting on the Name Change  Proposal,  the Minimum Board
Size Proposal,  the Liquidation  Vote Adjournment  Proposal,  and the Asset Sale
Vote  Adjournment  Proposal,  Proposals  2,  4,  5 and 6 in  the  Novoste  proxy statement.

REVOCATION OF PROXIES

         Shareholders  of Novoste may revoke their  proxies at any time prior to exercise  by  attending  the  Special  Meeting  and  voting in person  (although attendance  at  the  Special  Meeting  will  not in  and  of  itself  constitute revocation  of a proxy) or by  delivering a written  notice of  revocation.  The delivery  of a  subsequently  dated  proxy  which  is  properly  completed  will constitute a revocation of any earlier  proxy.  The  revocation may be delivered either to Steel Partners in care of MacKenzie Partners,  Inc. at the address set forth  on the  back  cover  of  this  Proxy  Statement  or to  Novoste  at  4350
International Boulevard,  Norcross,  Georgia 30093 or any other address provided by Novoste.  Although a revocation  is effective if delivered to Novoste,  Steel
Partners  requests  that  either  the  original  or  photostatic  copies  of all revocations be mailed to Steel Partners in care of MacKenzie  Partners,  Inc. at the  address set forth on the back cover of this Proxy  Statement  so that Steel
Partners will be aware of all revocations  and can more accurately  determine if and when  proxies  have been  received  from the holders of record on the Record
Date of a majority of the outstanding Shares. Additionally,  MacKenzie Partners,
Inc. may use this  information  to contact  shareholders  who have revoked their
proxies  in  order  to  solicit  later  dated  proxies   against  the  Company's
Liquidation Proposal.

IF YOU WISH TO VOTE AGAINST THE COMPANY'S LIQUIDATION PROPOSAL AND THE COMPANY'S
LIQUIDATION VOTE ADJOURNMENT PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE
ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             SOLICITATION OF PROXIES

         The  solicitation of proxies  pursuant to this Proxy Statement is being made by Steel Partners. Proxies may be solicited by mail, facsimile,  telephone, telegraph,  in person and by  advertisements.  Steel  Partners  will not solicit proxies via the Internet.

         Steel  Partners  has  entered  into an oral  agreement  with  MacKenzie
Partners,  Inc. for solicitation  and advisory  services in connection with this solicitation,  for which  MacKenzie  Partners,  Inc.  will  receive a fee not to exceed $100,000.00, together with reimbursement for its reasonable out-of-pocket expenses.  MacKenzie  Partners,  Inc.  will solicit  proxies  from  individuals, brokers,  banks, bank nominees and other institutional  holders.  Steel Partners has  requested  banks,  brokerage  houses  and other  custodians,  nominees  and fiduciaries to forward all  solicitation  materials to the beneficial  owners of the Shares they hold of record.  Steel  Partners  will  reimburse  these  record holders  for  their  reasonable  out-of-pocket  expenses  in  so  doing.  It  is anticipated that MacKenzie Partners,  Inc. will employ  approximately 25 persons to solicit Novoste' shareholders for the Special Meeting.

         The  entire  expense  of  soliciting  proxies  is being  borne by Steel
Partners.  Costs of this  solicitation of proxies are currently  estimated to be approximately  $175,000.00.  Steel  Partners  estimates  that  through  the date hereof,  its expenses in connection  with this  solicitation  are  approximately
$45,000.00.  Steel Partners intends to seek  reimbursement  from Novoste for all expenses it incurs in connection with the Solicitation.  Steel Partners does not intend  to submit  the  question  of such  reimbursement  to a vote of  security holders of the Company.

                                      -14-

                          OTHER PARTICIPANT INFORMATION

         Each member of the Group is a participant in this solicitation.  Warren
G.  Lichtenstein is Chairman of the Board,  Secretary and the Managing Member of
Steel Partners,  L.L.C., a Delaware limited liability company,  which in turn is the general partner of Steel Partners II, L.P., a Delaware limited  partnership.
The principal business of Steel Partners II, L.P. is investing in the securities of small cap  companies.  The principal  business of Steel  Partners  L.L.C.  is acting  as the  general  partner  of  Steel  Partners  II,  L.P.  The  principal occupation  of Mr.  Lichtenstein  is  investing in the  securities  of small cap companies.  The principal business address of Mr. Lichtenstein,  Steel Partners,
L.L.C. and Steel Partners II, L.P. is 590 Madison Avenue,  32nd Floor, New York,
New York 10022. As of the date hereof, Steel Partners is the beneficial owner of
639,914 Shares. By virtue of his positions with Steel Partners, L.L.C. and Steel
Partners II,  L.P.,  Mr.  Lichtenstein  has the power to vote and dispose of the
Shares  owned by Steel  Partners  II,  L.P.  Except as set  forth in this  Proxy
Statement,  no  participant  in this  solicitation  has a substantial  interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Special Meeting.

                                      -15-

                             OTHER COMPANY BUSINESS

         According  to the Novoste  proxy  statement,  the Novoste  Board has no other matter that may properly come before the Special Meeting.

         According to the Novoste proxy statement,  all shareholder proposals to be considered for inclusion in the Company's 2006 annual meeting proxy statement pursuant  to the  shareholder  proposal  rules of the SEC must be  submitted  in
writing  to  Corporate  Secretary,   Novoste  Corporation,   4350  International
Boulevard,  Norcross, Georgia 30093 by April 6, 2006. Any such proposal received after that date will be  considered  untimely by the Company and may be excluded from the Company's proxy materials.

         According to the Novoste  proxy  statement,  in the event that the 2006 annual  meeting of Novoste's  shareholders  is changed by more than 30 days from the date of the 2005  special  meeting in lieu of an annual  meeting,  which was convened on September 14, 2005,  the deadline for  providing the Company  notice under the SEC rules will be a reasonable time before the Company begins to print and  mail  its  proxy  soliciting  materials.  According  to the  Novoste  proxy statement,  Novoste  currently expects that the 2006 annual meeting will be held in the Spring of 2006.

         According  to  the  Novoste  proxy  statement,  the  Company's  by-laws establish  an advance  notice  procedure  with  regard to  proposals  (including director  nominations)  that  shareholders  otherwise desire to introduce at the annual  meeting  without  inclusion in the  Company's  proxy  statement for that meeting.  According  to the  Novoste  proxy  statement,  written  notice of such shareholder  proposals for the Company's next annual meeting must be received by the Company's  Corporate  Secretary at its principal executive offices not later than June 16, 2006 and must not have been received  earlier than May 17, 2006 in order to be considered timely, and must contain specified information concerning the matters  proposed  to be brought  before such  meeting  and  concerning  the shareholder  proposing such matters.  The matters  proposed to be brought before the meeting also must be proper matters for shareholder action. According to the
Novoste proxy statement,  in the event that the 2006 annual meeting of Novoste's shareholders  is more than 30 days  before or more than 60 days after  September
14, 2006 (the first anniversary of the Company's 2005 special meeting in lieu of an  annual  meeting),  written  notice  of such  shareholder  proposals  must be received by Novoste's Corporate Secretary not later than the tenth day following the  earlier  of (a) the day on  which  public  announcement  of the date of the
Company's  2006  annual  meeting  is first  made by the  Company or (b) the date notice of the annual meeting was mailed to the Company's shareholders.

                                      -16-

  STEEL PARTNERS' REQUEST TO CALL A SPECIAL MEETING OF SHAREHOLDERS TO REMOVE
             AND REPLACE THE EXISTING MEMBERS OF THE NOVOSTE BOARD

         We have  requested  that  Novoste  call a  second  special  meeting  of shareholders  for the  following  purposes:  (i) to remove  all of the  existing directors  serving on the  Novoste  Board at the time of such  special  meeting, without cause and (ii) to elect Steel Partners' slate of director nominees, Jack
Howard,  John Quicke,  James  Henderson,  Joshua  Schechter,  Harvey  Bazaar and
Leonard Toboroff.  Steel Partners had also requested the Novoste Board to submit
Steel Partners'  proposals for business at the Special Meeting in order to spare
Novoste and its shareholders the time and expense of holding two meetings.  This request  was denied and Novoste has  announced  that it has  scheduled a special meeting  of its  shareholders  for  April  13,  2006  to  consider  these  other proposals.  Novoste  has  fixed  February  2,  2006 as the  record  date for the determination  of  shareholders  entitled to notice of and to vote at this other special meeting and at all postponements or adjournments thereof.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         Steel  Partners is unaware of any other matters to be considered at the
Special  Meeting.  However,  should other  matters,  which Steel Partners is not aware of a  reasonable  time before  this  solicitation,  be brought  before the
Special  Meeting,  the persons named as proxies on the enclosed GREEN proxy card will vote on such matters in their discretion.

         Steel Partners has omitted from this Proxy Statement certain disclosure required  by  applicable  law that is  already  included  in the  Novoste  proxy statement.  This disclosure includes,  among other things,  detailed information relating  to  the  background,  reasons  for,  terms  and  consequences  of  the
Liquidation and the asset sale transaction,  including risk factors, dissolution and  liquidation  estimates and analysis,  financial and pro forma  information, accounting treatment, and material federal tax consequences. Shareholders should refer to the Novoste  proxy  statement in order to review this  disclosure.  See
Schedule I for information  regarding  persons who beneficially own more than 5%
of the Shares and the ownership of the Shares by the management of Novoste.

         The information  concerning  Novoste  contained in this Proxy Statement and Schedule I attached  hereto has been taken from, or is based upon,  publicly available information.

                                 STEEL PARTNERS II, L.P.

                                 FEBRUARY 7, 2006

                                      -17-

                                   SCHEDULE I

  THE FOLLOWING TABLE IS REPRINTED FROM THE NOVOSTE PROXY STATEMENT FILED WITH
          THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 2006.

                    PRINCIPAL HOLDERS OF NOVOSTE COMMON STOCK

         The following  table  provides  information  as of the record date with respect to the  ownership of shares of our common stock by each person  believed by the Company's management to be the beneficial owner of more than five percent of the  outstanding  common stock.  The  information is based on the most recent
Schedule  13D or 13G  filed  with the SEC on  behalf  of such  persons  or other information made available to the Company,  and has been adjusted to give effect to the one-for-four reverse stock split that occurred on November 4, 2005.

                                                         Beneficial Ownership
                                                         --------------------
                       Name of Beneficial Owner          Shares       Percentage
                       ------------------------          ------       ----------

Steel Partners II, L.P. and affiliated entities (1)
   590 Madison Avenue, 32nd Floor
   New York, New York 10022                              608,301           14.9%
JANA Partners LLC (2)
   536 Pacific Avenue
   San Francisco, California 94133                       331,925            8.1%
Wynnefield Capital Management, LLC, Wynnefield Capital,
Inc. and affiliated entities (3)
   450 Seventh Avenue, Suite 509
   New York, New York 10123                              217,723            5.3%
Trellus Management Company, LLC (4)
   350 Madison Avenue 9th Floor
   New York, New York 10017                              209,608            5.1%
Lloyd I. Miller, III (5)
   4550 Gordon Drive
   Naples, Florida 34102                                 208,421            5.1%

---------------------
(1)  Information  obtained  from  Schedule  13D/A  filed  with  the SEC by Steel
     Partners II, L.P., Steel Partners, L.L.C. and affiliated persons on January
     9, 2006. The Schedule 13D/A discloses that Steel Partners has sole power to vote or direct the vote of and to  dispose of or to direct the  disposition of all these shares.  As the sole executive  officer and managing member of
     Steel Partners L.L.C., Warren G. Lichtenstein may be deemed to beneficially own all of these shares.
(2)  Information  obtained  from  Schedule  13G/A  filed  with  the  SEC by JANA
     Partners LLC on October 27, 2004.  The Schedule  13G/A  discloses that JANA
     Partners  has sole power to vote or direct the vote of and to dispose of or to direct the disposition of all these shares.
(3)  Information  obtained  from  Schedule 13D filed with the SEC by  Wynnefield
     Partners  Small Cap Value,  L.P.  (WPSCV),  Wynnefield  Partners  Small Cap
     Value,  L.P. I (WPSCV-I),  Wynnefield  Small Cap Value Offshore Fund,  Ltd.
     (WSCVOF),  Wynnefield Capital Management, LLC (WCM) and Wynnefield Capital,
     Inc.  (WCI) on January 6, 2006. The Schedule 13D disclosed that (i) WCM, as sole  general  partner of WPSCV and  WPSCV-I,  and  Nelson  Obus and Joshua
     Landes,  as the  co-managing  members of WCM, have sole power to direct the voting and  disposition  of 67,623 shares  beneficially  owned  directly by
     WPSCV and 83,675  shares  beneficially  owned  directly by WPSCV-I and (ii)
     WCI,  as sole  investment  manager  of WSCVOF,  and Nelson  Obus and Joshua
     Landes,  as the  principal  executive  officers of WCI,  have sole power to direct the voting  and  disposition  of 66,425  shares  beneficially  owned directly by WSCVOF.
(4)  Information  obtained  from  Schedule  13G/A  filed with the SEC by Trellus
     Company,  LLC and Adam  Usdan on  February  7,  2005.  The  Schedule  13G/A
     discloses  that  Trellus and Mr.  Usdan have shared power to vote or direct the vote of and to  dispose of or to direct  the  disposition  of all these shares.

                                      -1-

(5)  Information  obtained from Schedule 13G filed with the SEC by Mr. Miller on
     October 14, 2005.  The Schedule 13G indicates  that Mr. Miller has (i) sole voting and dispositive  power with respect to 144,608 shares as the manager of a limited  liability  company  that is the general  partner of a certain limited  partnership  and as an  individual  and  (ii)  shared  voting  and dispositive power with respect to 63,813 shares as an investment advisor to the trustee of certain family trusts.

                                       -2-

                               SCHEDULE I (CONTD.)

  THE FOLLOWING TABLE IS REPRINTED FROM THE NOVOSTE PROXY STATEMENT FILED WITH
           THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 2006

                    SECURITY OWNERSHIP OF NOVOSTE MANAGEMENT

         The following  table  provides  information  as of the record date with respect to the  beneficial  ownership of the Company's  common stock by (1) each director,  (2) each named executive officer as defined by the regulations of the
SEC, and (3) all executive officers and directors as a group. The information in the table gives effect to the one-for-four  reverse stock split that occurred on
November 4, 2005.

                                                                                           Total
                                                                                         Beneficial
Name                                                          Shares        Options      Ownership    Percentage (1)
----                                                          ------        -------      ----------   --------------

Thomas D. Weldon (2)                                           44,693        28,500        73,193        1.8%
Alfred J. Novak                                                    --       154,132       154,132        3.6%
Charles E. Larsen                                              77,791         9,250        87,041        2.1%
William E. Whitmer                                              2,250         9,250        11,500          *
Stephen I. Shapiro                                              1,054         9,250        10,304          *
J. Stephen Holmes                                                  --         9,250         9,250          *
Judy Lindstrom                                                     --         9,250         9,250          *
Daniel G. Hall                                                    750        35,225        35,975          *
Subhash C. Sarda                                                   --        19,608        19,608          *
All executive officers and directors as a group (9) persons   126,850       283,715       410,253        9.4%

---------------------
(*)  Less than 1%

(1)  Applicable  percentage  of  ownership  as of the record  date is based upon
     4,083,721 shares of our common stock outstanding.  A person is deemed to be the  beneficial  owner of our common  stock that can be acquired  within 60 days of the record date upon the  exercise of  options,  and that  person's options are assumed to have been exercised  (and the  underlying  shares of our common stock  outstanding)  in  determining  such  person's  percentage ownership.  Consequently,  the denominator for calculating  that percentage may differ for each shareholder.

(2)  Includes 625 shares held in trust for the benefit of Mr.  Weldon's son, 625 shares held by Mr. Weldon as custodian for his nephew, 9,917 shares held by
     Mr. Weldon's spouse and 16,893 shares held by The Weldon Foundation,  Inc., a Florida not-for-profit corporation in which Mr. Weldon is a director. Mr.
     Weldon  disclaims  beneficial  ownership  of all shares  held by The Weldon
     Foundation, Inc.

                                       -3-

                                    IMPORTANT

         Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Steel Partners your proxy AGAINST the Company's
Liquidation  Proposal and AGAINST the  Company's  Liquidation  Vote  Adjournment
Proposal by taking three steps:

         o        SIGNING the enclosed GREEN proxy card,

         o        DATING the enclosed GREEN proxy card, and

         o        MAILING the  enclosed  GREEN proxy card TODAY in the  envelope provided  (no  postage  is  required  if mailed in the  United
                  States).

         If any of your Shares are held in the name of a brokerage  firm,  bank, bank  nominee or other  institution,  only it can vote such Shares and only upon receipt of your specific  instructions.  Accordingly,  please contact the person responsible for your account and instruct that person to execute the GREEN proxy card  representing  your Shares.  Steel Partners urges you to confirm in writing your instructions to Steel Partners in care of MacKenzie  Partners,  Inc. at the address  provided below so that Steel Partners will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         If you  have  any  questions  or  require  any  additional  information concerning this Proxy Statement,  please contact MacKenzie Partners, Inc. at the address set forth below.

                            MACKENZIE PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           proxy@mackenziepartners.com

                                       or
                          CALL TOLL FREE (800) 322-2885

GREEN PROXY

                               NOVOSTE CORPORATION

                         SPECIAL MEETING OF SHAREHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             STEEL PARTNERS II, L.P.

                  THE BOARD OF DIRECTORS OF NOVOSTE CORPORATION
                          IS NOT SOLICITING THIS PROXY

                                    P R O X Y

The undersigned  appoints Warren G.  Lichtenstein  and Jack Howard,  and each of them, attorneys and agents with full power of substitution to vote all shares of common  stock of Novoste  Corporation  ("Novoste"  or the  "Company")  which the undersigned  would be  entitled  to vote if  personally  present at the  Special
Meeting of Shareholders of the Company scheduled to be held on March 7,  2006 at
10:00 A.M. local time, at the Atlanta  Marriott  Gwinnett  Place,  1775 Pleasant
Hill Road, Duluth,  Georgia,  and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Special Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes  with respect to any other  matters as may properly  come before the
Special  Meeting that are unknown to Steel  Partners II, L.P. a reasonable  time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED AGAINST  PROPOSALS 3 AND 6 AND IN FAVOR OF PROPOSALS 1, 2, 4
AND 5.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GREEN PROXY

   STEEL PARTNERS II, L.P. RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 4, AND 5 AND
                       A VOTE AGAINST PROPOSALS 3 AND 6.

[X] PLEASE MARK VOTE AS IN THIS EXAMPLE

1.       ASSET SALE PROPOSAL.  Novoste's  proposal to approve the proposed asset sale  transaction  set forth in the amended and restated asset purchase agreement,  dated as of  October  12,  2005,  as  amended  pursuant  to amendment no. 1 to amended and restated asset purchase agreement, dated as of November 30, 2005, and as further  amended  pursuant to amendment
         no. 2 to amended and restated purchase  agreement,  dated as of January
         27, 2006, among Novoste,  Best Vascular,  Inc., a Delaware corporation, and Best Medical International,  Inc., a Virginia corporation, pursuant to which Novoste will sell  substantially  all of the assets related to its vascular  brachytherapy (VBT) business to Best Vascular in exchange for the assumption of certain  liabilities  related to the VBT business by Best Vascular.

                      FOR                  AGAINST                ABSTAIN
                      [ ]                    [ ]                    [ ]

2.       NAME CHANGE  PROPOSAL.  Novoste's  proposal to approve an  amendment to
         Novoste's  amended and restated articles of incorporation to change the name of the Company from "Novoste  Corporation"  to "NOVT  Corporation"
         (or, if that name is not available in Florida, to "NVTE Corporation").

                      FOR                  AGAINST                ABSTAIN
                      [ ]                    [ ]                    [ ]

3.       LIQUIDATION PROPOSAL. Novoste's proposal to approve and adopt a plan of dissolution  and  to  approve  the  tranactions  contemplated  thereby pursuant to which  Novoste will be  dissolved  and  liquidated  and its remaining cash ultimately distributed to its shareholders.

                      FOR                  AGAINST                ABSTAIN
                      [ ]                    [ ]                    [ ]

4.       MINIMUM BOARD SIZE PROPOSAL. Novoste's proposal to approve an amendment to Novoste's  amended and restated articles of incorporation and fourth amended and  restated  bylaws to reduce the minimum  size of  Novoste's board of directors from six to three.

                      FOR                  AGAINST                ABSTAIN
                      [ ]                    [ ]                    [ ]

5.       ASSET SALE VOTE ADJOURNMENT PROPOSAL. Novoste's proposal to adjourn the
         Special Meeting to permit further  solicitation of proxies with respect to  the  proposal  to  approve  the  asset  sale  transaction  if  such adjournment proposal is presented by Novoste.

                     FOR                  AGAINST                ABSTAIN
                     [ ]                    [ ]                    [ ]

6.       LIQUIDATION VOTE ADJOURNMENT  PROPOSAL.  Novoste's  proposal to adjourn the Special  Meeting to permit  further  solicitation  of proxies  with respect to the  proposal to approve  and adopt the plan of  dissolution
         and  to  approve  the   transactions   contemplated   thereby  if  such
         adjournment proposal is presented by Novoste.

                     FOR                  AGAINST                ABSTAIN
                     [ ]                    [ ]                    [ ]

DATED: _____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN  SHARES  ARE HELD  JOINTLY,  JOINT  OWNERS  SHOULD  EACH  SIGN.  EXECUTORS,
ADMINISTRATORS,  TRUSTEES,  ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.
PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.